UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of Earliest event reported): March 28, 2014

TEXAS GULF ENERGY, INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Nevada	333-149857	26-0338889
(State or other Jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1602 Old Underwood Road, La Porte, TX	77571
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:   (281) 867-8400

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

See Item 7.01 herein below.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2014, Texas Gulf Energy, Incorporated (“Company”) filed a Current Report on Form 8-K to disclose, in part, that Craig Crawford, the Company’s Interim Chief Executive Officer who had verbally tendered to the Company his resignation, had agreed to remain in such position until March 31, 2014 at the request of the Company’s board of directors (the “Board”). Effective March 31, 2014, the Board requested, and Mr. Crawford has agreed to, the extension of his term as Interim Chief Executive Officer until June 30, 2014. Since the sale (the “Transaction”) of the Company’s industrial services assets on November 22, 2013 (comprised of its subsidiaries, Fishbone Solutions, Inc. and Texas Gulf Industrial Services, Inc., and an operational division TGE Electrical and Instrumentation, collectively the “Services Assets”), the Board, less Mr. Crawford’s input, has controlled the payment of accounts payable for the Company.

Item 7.01. Regulation FD Disclosure.

On March 28, 2014, as part of completing the Company’s annual report, management in consultation with the Company’s auditors determined that the annual report will include a “going concern” advisory statement. Through the process of negotiating the Transaction, management created detailed cash flow and operational forecasts. Those forecasts showed that the company would be able to not only continue its operations but invest in new ventures within Texas Gulf Specialty Services to provide turnaround work to the petrochemical industry. Since the sale of the Services Assets on November 22, 2013, the forecast for accounts receivable has been negatively impacted by non-payment, primarily regarding customers and transaction related payments from the Transaction related to the works-in-process at closing of the Transaction. Additionally, the Company’s wholly-owned subsidiary International Plant Services, LLC (IPS) continues to have difficulty in obtaining guest worker Visas for the craft workers from the U.S. Department of Homeland Security which results in continued declines in its revenues. Further, the Company’s accounts payable have increased due to unbudgeted significant severance packages paid to former IPS employees and continued professional fees related to the Visa applications and litigation. The Company believes that if it does not reduce expenses, secure a loan, or bring in additional equity its inability to continue as a going concern becomes a significant possibility.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2014	TEXAS GULF ENERGY, INCORPORATED

By: /s/ Craig Crawford
Name: Craig Crawford
Title: Chief Executive Officer

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